                                                                EXHIBIT 99(F)(1)

                      ADVANTAGE DENTAL HEALTHPLANS, INC.

                CONSOLIDATED UNAUDITED FINANCIAL STATEMENTS FOR
                     THE THREE MONTHS ENDED MARCH 31, 1997

                      ADVANTAGE DENTAL HEALTHPLANS, INC.
                  Combined Statements of Financial Condition
                                  (Unaudited)


                                               March 31,
                                                 1997
                                               --------
      ASSETS
      ------
      Cash and cash equivalents               $  753,439
      Restricted Cash                            212,469
      Accounts receivable                         40,181
      Prepaid expenses                           168,057
      Due from affiliate                         293,056
                                              ----------

                Total current assets           1,467,202

      Property, plant & equipment                651,207
      Accumulated depreciation                  (260,411)
                                              ----------
                        Total                    390,796

      TOTAL ASSETS                            $1,857,998
                                              ==========


      LIABILITIES
      -----------
      Accounts payable & accrued liabilites       19,191
      Line of credit                              30,500
      Unearned premium                           553,472
                                              ----------

              Total current liabilities          603,163


      Stockholder's equity
      --------------------
      Common stock                                53,000
      Additional paid-in capital                 151,300
      Retained earnings                        1,050,535
                                              ----------
                        Total                  1,254,835

      TOTAL LIABILITIES AND EQUITY            $1,857,998
                                              ==========


                      ADVANTAGE DENTAL HEALTHPLANS, INC.
                       Combined Statements of Operations
                         Three months ended March 31,
                                  (Unaudited)


                                           March 31,      March 31,
                                             1997           1996
                                          ----------     ----------
TOTAL REVENUES                            $1,670,694     $1,284,752

EXPENSES
        Health care                          807,214        702,768
        Agent Commissions                    230,274        187,137
        Payroll                               92,826         77,402
        Occupancy                             41,957         38,063
        Depreciation                          10,005          8,836
        Other operating expenses             122,338        160,350
                                          ----------     ----------
        Total                              1,304,613      1,174,556


        Total income/(loss) from operations  366,081        110,196

        Other revenues                         3,228         (3,662)
                                          ----------     ----------

        NET INCOME/(LOSS)                 $  369,309     $  106,534
                                          ==========     ==========

                      ADVANTAGE DENTAL HEALTHPLANS, INC.
                     Consolidated Statement of Cash Flows
                         Three months ended March 31,
                                  (Unaudited)


                                                 March 31,
                                                   1997
                                                 --------
Net Income                                        369,309
Depreciation                                       10,005
Adjustments to reconcile net income:

(INCREASE) DECREASE IN OPERATING ASSETS
Decrease in due from affiliates                    83,299
Decrease in accounts receivable                   134,185
Decrease in prepaid expenses                      168,963

INCREASE (DECREASE) IN OPERATING LIABILITIES
(Decrease) in unearned premiums                  (341,637)
(Decrease) in accounts payable                    (26,658)

CASH FLOWS FROM INVESTING ACTIVITIES
Receipts from restricted cash                      31,413
Purchase of PP&E                                   23,320
Other loans receivable                                  -

CASH FLOWS FROM FINANCING ACTIVITIES
Dividends paid                                   (177,396)
                                                 --------

Net change in cash                                274,803

Cash beginning of period                          478,636

Cash end of period                                753,439
